                                                                   Exhibit 10.47

                               CREDIT AGREEMENT

                         Dated as of November 21, 1997

                                     among

                             McKESSON CORPORATION,

                        BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                                   as Agent,
                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                  Arranged by


                        BancAmerica Robertson Stephens

                                 TABLE OF CONTENTS


Section                                                                     Page


ARTICLE I    DEFINITIONS..................................................... 1
  1.01  Certain Defined Terms................................................ 1
        ---------------------
  1.02  Other Interpretive Provisions....................................... 15
        -----------------------------
  1.03  Accounting Principles............................................... 16
        ---------------------

ARTICLE II   THE CREDITS.................................................... 16
  2.01  Amounts and Terms of Commitments.................................... 16
        --------------------------------
  2.02  Loan Accounts....................................................... 16
        -------------
  2.03  Procedure for Borrowing............................................. 17
        -----------------------
  2.04  Conversion and Continuation Elections............................... 18
        -------------------------------------
  2.05  Voluntary Termination or Reduction of Commitments................... 19
        -------------------------------------------------
  2.06  Optional Prepayments................................................ 19
        --------------------
  2.07  Repayment........................................................... 20
        ---------
  2.08  Interest............................................................ 20
        --------
  2.09  Facility Fees....................................................... 21
        -------------
  2.10  Computation of Fees and Interest.................................... 21
        --------------------------------
  2.11  Payments by the Company............................................. 22
        -----------------------
  2.12  Payments by the Banks to the Agent.................................. 22
        ----------------------------------
  2.13  Sharing of Payments, Etc............................................ 23
        ------------------------

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY......................... 24
  3.01  Taxes............................................................... 24
        -----
  3.02  Illegality.......................................................... 25
        ----------
  3.03  Increased Costs and Reduction of Return............................. 26
        ---------------------------------------
  3.04  Funding Losses...................................................... 27
        --------------
  3.05  Inability to Determine Rates........................................ 27
        ----------------------------
  3.06  Certificates of Banks............................................... 28
        ---------------------
  3.07  Survival............................................................ 28
        --------

ARTICLE IV   CONDITIONS PRECEDENT........................................... 28
  4.01  Conditions of Initial Loans......................................... 28
        ---------------------------
        (a)  Credit Agreement............................................... 28
             ----------------
        (b)  Resolutions; Incumbency........................................ 28
             -----------------------
        (c)  Organization Documents; Good Standing.......................... 29
             -------------------------------------
        (d)  Legal Opinion.................................................. 29
             -------------
        (e)  Payment of Fees................................................ 29
             ---------------
        (f)  Company Certificates........................................... 29
             --------------------
        (g)  Other Documents................................................ 29
             ---------------

  4.02  Conditions to All Borrowings........................................ 29
        ----------------------------
        (a)  Notice of Borrowing or Conversion/Continuation................. 30
             ----------------------------------------------
        (b)  Continuation of Representations and Warranties................. 30
             ----------------------------------------------
        (c)  No Existing Default............................................ 30
             -------------------

ARTICLE V    REPRESENTATIONS AND WARRANTIES................................. 30
  5.01  Corporate Existence and Power....................................... 30
        -----------------------------

Section                                                                     Page

  5.02  Corporate Authorization; No Contravention........................... 31
        -----------------------------------------
  5.03  Governmental Authorization.......................................... 31
        --------------------------
  5.04  Binding Effect...................................................... 31
        --------------
  5.05  Litigation.......................................................... 31
        ----------
  5.06  No Default.......................................................... 32
        ----------
  5.07  Use of Proceeds; Margin Regulations................................. 32
        -----------------------------------
  5.08  Financial Condition................................................. 32
        -------------------
  5.09  Regulated Entities.................................................. 33
        ------------------
  5.10  No Burdensome Restrictions.......................................... 33
        --------------------------
  5.11  Subsidiaries and Certain Liens As of the Closing Date............... 33
        -----------------------------------------------------

ARTICLE VI   AFFIRMATIVE COVENANT........................................... 33
  6.01  Financial Statements................................................ 33
        --------------------
  6.02  Certificates; Other Information..................................... 34
        -------------------------------
  6.03  Notices............................................................. 34
        -------
  6.04  Preservation of Corporate Existence, Etc............................ 35
        ----------------------------------------
  6.05  Insurance........................................................... 35
        ---------
  6.06  Payment of Taxes.................................................... 35
        ----------------
  6.07  Compliance with Laws................................................ 36
        --------------------
  6.08  Inspection of Property and Books and Records........................ 36
        --------------------------------------------
  6.09  Use of Proceeds..................................................... 36
        ---------------

ARTICLE VII  NEGATIVE COVENANTS............................................. 36
  7.01  Limitation on Liens................................................. 36
        -------------------
  7.02  Consolidations and Mergers.......................................... 38
        --------------------------
  7.03  Use of Proceeds..................................................... 38
        ---------------
  7.04  Maximum Debt to Capitalization Ratio................................ 39
        ------------------------------------

ARTICLE VIII EVENTS OF DEFAULT.............................................. 39
  8.01  Event of Default.................................................... 39
        ----------------
        (a)  Non-Payment.................................................... 39
             -----------
        (b)  Representation or Warranty..................................... 39
             --------------------------
        (c)  Specific Defaults.............................................. 39
             -----------------
        (d)  Other Defaults................................................. 39
             --------------
        (e)  Cross-Default.................................................. 39
             -------------
        (f)  Insolvency; Voluntary Proceedings.............................. 40
             ---------------------------------
        (g)  Involuntary Proceedings........................................ 40
             -----------------------
        (h)  ERISA.......................................................... 40
             -----
  8.02  Remedies............................................................ 41
        --------
  8.03  Rights Not Exclusive................................................ 41
        --------------------

ARTICLE IX   THE AGENT...................................................... 41
  9.01  Appointment and Authorization....................................... 41
        -----------------------------
  9.02  Delegation of Duties................................................ 42
        --------------------
  9.03  Liability of Agent.................................................. 42
        ------------------
  9.04  Reliance by the Agent............................................... 42
        ---------------------
  9.05  Notice of Default................................................... 43
        -----------------

Section                                                                     Page

  9.06  Credit Decision..................................................... 43
        ---------------
  9.07  Indemnification of Agent............................................ 44
        ------------------------
  9.08  Agent in Individual Capacity........................................ 44
        ----------------------------
  9.09  Successor Agent..................................................... 45
        ---------------
  9.10  Withholding Tax..................................................... 45
        ---------------

ARTICLE X    MISCELLANEOUS.................................................. 47
  10.01  Amendments and Waivers............................................. 47
         ----------------------
  10.02  Notices............................................................ 47
         -------
  10.03  No Waiver; Cumulative Remedies..................................... 48
         ------------------------------
  10.04  Costs and Expenses................................................. 48
         ------------------
  10.05  Company Indemnification............................................ 49
         -----------------------
  10.06  Payments Set Aside................................................. 50
         ------------------
  10.07  Successors and Assigns............................................. 50
         ----------------------
  10.08  Assignments, Participations, etc................................... 50
         ---------------------------------
  10.09  Confidentiality.................................................... 52
         ---------------
  10.10  Set-off............................................................ 53
         -------
  10.11  Notification of Addresses, Lending Offices, Etc.................... 53
         ------------------------------------------------
  10.12  Counterparts....................................................... 53
         ------------
  10.13  Severability....................................................... 54
         ------------
  10.14  No Third Parties Benefited......................................... 54
         --------------------------
  10.15  Governing Law and Jurisdiction; Language........................... 54
         ----------------------------------------
  10.16  Waiver of Jury Trial............................................... 54
         --------------------
  10.17  Entire Agreement................................................... 55
         ----------------

                             McKesson Corporation
              List of Schedules and Exhibits to Credit Agreement

SCHEDULES

Schedule 2.01       Commitments
Schedule 5.11       Subsidiaries and Liens Securing
                    Indebtedness for Borrowed Money
Schedule 10.02      Lending Offices; Addresses for Notices

EXHIBITS

Exhibit A      Form of Notice of Borrowing
Exhibit B      Form of Notice of Conversion/Continuation
Exhibit C      Form of Compliance Certificate
Exhibit D      Form of Legal Opinion of Company's Counsel
Exhibit E      Form of Assignment and Acceptance
Exhibit F      Form of Promissory Note

                                 CREDIT AGREEMENT
                                 ----------------


     This CREDIT AGREEMENT is entered into as of November 21, 1997 among McKesson Corporation, a Delaware corporation (the "Company"), the several
                                                   -------
financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and
     -----                    ----
Savings Association, as agent for the Banks.

     WHEREAS, the Banks have agreed to make available to the Company a revolving credit facility upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Certain Defined Terms.  As used in this Agreement and the other Loan
           ---------------------
Documents, the following terms have the following meanings:

           "Affiliate" means, as to any Person, any other Person which, directly
            ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

           "Agent" means BofA in its capacity as agent for the Banks hereunder,
            -----
     and any successor agent arising under Section 9.09.

           "Agent-Related Persons" means the Agent and any successor agent
            ---------------------
     arising under Section 9.09, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

           "Agent's Payment Office" means the address for payments set forth on
            ----------------------
     Schedule 10.02 in relation to the Agent, or such other address as the Agent
     --------------
     may from time to time specify.

           "Agreement" means this Credit Agreement.
            ---------

           "AmeriSource Transaction" means the potential merger between the
            -----------------------
     Company and AmeriSource Health Corporation.

           "Applicable Margin" means, with respect to Offshore Rate Loans,
            -----------------
     0.1500%.

           "Arranger" means BancAmerica Robertson Stephens, Inc., a Delaware
            --------
     corporation.

           "Assignee" has the meaning specified in subsection 10.08(a).
            --------

           "Attorney Costs" means and includes all reasonable fees and
            --------------
     disbursements of any law firm or other external counsel, the allocated reasonable cost of internal legal services and all reasonable disbursements of internal counsel; provided that no fees or disbursements shall qualify
                          --------
     as Attorney Costs unless written evidence substantiating such fees and disbursements is available to the Company upon request.

           "Bank" has the meaning specified in the introductory clause hereto.
            ----

           "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978
            ---------------
     (11 U.S.C. (S)101, et seq.).
                        -------

           "Base Rate" means, for any day, the higher of:  (a) 0.50% per annum
            ---------
     above the Federal Funds Rate in effect for that day; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

           "Base Rate Loan" means a Loan that bears interest based on the Base
            --------------
     Rate.

           "BofA" means Bank of America National Trust and Savings Association,
            ----
      a national banking association.

           "Borrowing" means a borrowing hereunder consisting of Loans of the
            ---------
     same Type made to the Company on the same day by the Banks under
     Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

           "Borrowing Date" means any date on which a Borrowing occurs under
            --------------
     Section 2.03.

           "Business Day" means any day other than a Saturday, Sunday or other
            ------------
     day on which commercial banks in New York City, Chicago or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

           "Capital Adequacy Regulation" means any guideline, request or
            ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

           "Closing Date" means the date on which all conditions precedent set
            ------------
     forth in Section 4.01 are satisfied or waived by all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

           "Code" means the Internal Revenue Code of 1986, and regulations
            ----
     promulgated thereunder.

           "Commitment", as to each Bank, has the meaning specified in
            ----------
     Section 2.01, and "Commitments" means the aggregate amount of the
                        -----------
     Commitments for each Bank in effect on such date.

           "Company" has the meaning specified in the introductory clause
            -------
     hereto.

           "Compliance Certificate" means a certificate substantially in the
            ----------------------
     form of Exhibit C.

           "Contingent Obligation" means, as to any Person, any direct or
            ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person
     (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect
                                       -------------------
     to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

           "Contractual Obligation" means, as to any Person, any provision of
            ----------------------
     any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

           "Conversion/Continuation Date" means any date on which, under
            ----------------------------
     Section 2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

           "Default" means any event or circumstance which, with the giving of
            -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

           "Dollars", "dollars" and "$" each mean lawful money of the United
            -------    -------       -
     States.

           "Eligible Assignee" means (i) a commercial bank organized under the
            -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank,

     (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

           "Employee Benefit Plan" means any "employee benefit plan" as defined
            ---------------------
     in Section 3(3) of ERISA which is, or was at any time, maintained or contributed to by the Company or any of its ERISA Affiliates.

           "Environmental Laws" means all federal, state, or local laws,
            ------------------
     statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety or land use matters.

           "ERISA" means the Employee Retirement Income Security Act of 1974,
            -----
     and regulations promulgated thereunder.

           "ERISA Affiliate", as applied to any Person, means (i) any
            ---------------
      corporation which is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is, or was at any time, a member; (ii) any trade or business (whether or not incorporated) which is, or was at any time, a member of a group of trades or businesses under common control within the meaning of
      Section 414(c) of the Code of which that Person is, or was at any time, a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member; provided that an ERISA Affiliate shall not include a Person that was a member, as referenced in clause (i), (ii) or (iii) above if the Company or any of its Subsidiaries would not have any liability in connection with an ERISA Event with respect to such Person.

           "ERISA Event" means (i) a "reportable event" within the meaning of
            -----------
     Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Code) or the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in

     Section 4041(c) of ERISA; (iv) the withdrawal by the Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Sections 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on the Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by the Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Company or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to
     Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on the Company or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409 or 502(c), (i) or
     (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against the Company or any of its ERISA Affiliates in connection with any such Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under
     Section 401(a) of the Code) to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Code or pursuant to ERISA with respect to any Pension Plan.

           "Eurodollar Reserve Percentage" has the meaning specified in the
            -----------------------------
     definition of "Offshore Rate."

           "Event of Default" means any of the events or circumstances specified
            ----------------
     in Section 8.01.

           "Exchange Act" means the Securities and Exchange Act of 1934, and
            ------------
     regulations promulgated thereunder.

           "FDIC" means the Federal Deposit Insurance Corporation, and any
            ----
     Governmental Authority succeeding to any of its principal functions.

           "Federal Funds Rate" means, for any day, the rate set forth in the
            ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

           "FRB" means the Board of Governors of the Federal Reserve System, and
            ---
     any Governmental Authority succeeding to any of its principal functions.

           "GAAP" means generally accepted accounting principles set forth from
            ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided that with respect to Subsidiaries not organized in the United States, "GAAP" means generally accepted accounting principles in accordance with agencies with similar function of comparable stature and authority within the accounting profession in the relevant jurisdiction.

           "Governmental Authority" means any nation or government, any state or
            ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

           "Guaranty Obligation" has the meaning specified in the definition of
            -------------------
     "Contingent Obligation".

           "Indebtedness" of any Person means, without duplication, (a) all
            ------------
     indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety

     Instruments; provided that this clause (c) shall not include up to $10,000,000 of non-contingent reimbursement or payment obligations with respect to Surety Instruments that do not support indebtedness for borrowed money to the extent that no default has occurred with respect to the payment thereof; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all net obligations with respect to Swap Contracts; and (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

           "Indemnified Liabilities" has the meaning specified in Section 10.05.
            -----------------------

           "Indemnified Person" has the meaning specified in Section 10.05.
            ------------------

           "Independent Auditor" has the meaning specified in subsection
            -------------------
     6.01(a).

           "Ineligible Securities" has the meaning specified in subsection
            ---------------------
     7.03(b).

           "Insolvency Proceeding" means (a) any case, action or proceeding
            ---------------------
     before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

           "Interest Payment Date" means, as to any Loan other than a Base Rate
            ---------------------
     Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided,
                                                                 --------
     however, that if any Interest Period for an Offshore Rate
     -------

     Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

           "Interest Period" means, as to any Offshore Rate Loan, the period
            ---------------
     commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:

                (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                (iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

           "IRS" means the Internal Revenue Service, and any Governmental
            ---
     Authority succeeding to any of its principal functions under the Code.

           "Lending Office" means, as to any Bank, the office or offices of such
            --------------
     Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 10.02, or such
                                                       --------------
     other office or offices as such Bank may from time to time notify the Company and the Agent.

           "LIBOR" has the meaning specified in the definition of the "Offshore
            -----
     Rate."

           "Lien" means any security interest, mortgage, deed of trust, pledge,
            ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

           "Loan" means an extension of credit by a Bank to the Company under
            ----
     Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).
      ----

           "Loan Documents" means this Agreement, any Notes and all other
            --------------
     documents delivered to the Agent or any Bank in connection herewith.

           "Majority Banks" means at any time Banks then holding more than 50%
            --------------
     of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having more than 50% of the Commitments.

           "Margin Stock" means "margin stock" as such term is defined in
            ------------
     Regulation G, T, U or X of the FRB.

           "Material Adverse Effect" means (a) a material adverse change in, or
            -----------------------
     a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or any Material Subsidiary; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Loan Document.

           "Material Subsidiary" means, at any time, (i) Medis and (ii) any
            -------------------
     other Subsidiary having at such time 10% or more of Company's consolidated total (gross) revenues for the preceding four fiscal quarter period, as of the last day of the preceding fiscal quarter based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 6.01.

           "Medis" means Medis Health and Pharmaceutical Services, Inc., an
            -----
     Ontario corporation.

           "Multiemployer Plan" means a "multiemployer plan", as defined in
            ------------------
     Section 3(37) of ERISA, to which the Company or any of its ERISA Affiliates is contributing, or ever has contributed, or to which the Company or any of its ERISA

     Affiliates has, or ever has had, an obligation to contribute.

           "Net Worth" means the sum of the capital stock and additional paid in
            ---------
     capital plus retained earnings (or minus accumulated deficits) of the Company and its Subsidiaries determined on a consolidated basis in conformity with GAAP on such date.

           "Note" means a promissory note executed by the Company in favor of a
            ----
     Bank pursuant to subsection 2.02(b), substantially in the form of Exhibit F.

           "Notice of Borrowing" means a notice substantially in the form of
            -------------------
     Exhibit A.

           "Notice of Conversion/Continuation" means a notice substantially in
            ---------------------------------
     the form of Exhibit B.

           "Obligations" means all advances, debts, liabilities, obligations,
            -----------
     covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

           "OECD" means the Organization for Economic Cooperation and
            ----
     Development.

           "Offshore Rate" means, for any Interest Period, with respect to
            -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Agent as follows:

     Offshore Rate =                LIBOR
                     -------------------------------------
                     1.00 - Eurodollar Reserve Percentage

     Where,

                "Eurodollar Reserve Percentage" means for any day for any
                 -----------------------------
           Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                "LIBOR" means the rate of interest per annum determined by the
                 -----
           Agent to be the arithmetic mean

           (rounded upward to the next 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately
           11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

           The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

           "Offshore Rate Loan" means a Loan that bears interest based on an
            ------------------
     Offshore Rate.

           "Organization Documents" means, for any corporation, the certificate
            ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

           "Other Taxes" means any present or future stamp or documentary taxes
            -----------
     or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

           "Participant" has the meaning specified in subsection 10.08(d).
            -----------

           "PBGC" means the Pension Benefit Guaranty Corporation, or any
            ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

           "Pension Plan" means any Employee Benefit Plan, other than a
            ------------
     Multiemployer Plan, which is subject to Section 412 of the Code or
     Section 302 of ERISA.

           "Permitted Liens" has the meaning specified in Section 7.01.
            ---------------

           "Person" means an individual, partnership, corporation, business
            ------
     trust, limited liability company, joint stock company, trust, unincorporated association, joint venture or other organization or Governmental Authority.

           "Pro Rata Share" means, as to any Bank at any time, the percentage
            --------------
     equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

           "Reference Banks" means BofA and The Chase Manhattan Bank.
            ---------------

           "Requirement of Law" means, as to any Person, any law (statutory or
            ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject, including but not limited to any Environmental Law.

           "Responsible Officer" means the chief executive officer, the
            -------------------
     president or any vice president of the Company; and, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company.

           "Revolving Termination Date" means the earlier to occur of:
            --------------------------

                (a)  May __, 1998;

                (b)  The effective date of the AmeriSource Transaction; and

                (c) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

           "SEC" means the Securities and Exchange Commission, or any
            ---
     Governmental Authority succeeding to any of its principal functions.

           "Subsidiary" of a Person means any corporation, association,
            ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

           "Surety Instruments" means all letters of credit (including standby
            ------------------
     and commercial), banker's acceptances,
     bank guaranties, shipside bonds, surety bonds and similar instruments.

           "Swap Contract" means any agreement (including any master agreement
            -------------
     and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

           "Taxes" means any and all present or future taxes, levies, imposts,
            -----
     deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, such taxes (including, without limitation, income taxes, capital taxes, minimum taxes, branch taxes, capital gains taxes or franchise taxes) (i) as are imposed on or measured by each Bank's or the Agent's, as the case may be, net income or taxable capital by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or in respect of which it is a resident or within which it maintains the actual lending office or (ii) to the extent attributable to a permanent establishment or fixed base located in any jurisdiction (or any political subdivision thereof) identified in (i) hereof.

           "Total Capitalization" means, on any date, the sum of (a) Total Debt
            --------------------
     and (b) the Net Worth on such date.

           "Total Debt" means, on any date, all Indebtedness of the Company and
            ----------
     its Subsidiaries determined on a consolidated basis on such date.

           "Type" has the meaning specified in the definition of "Loan."
            ----

           "Unfunded Pension Liability" means the excess of a Pension Plan's
            --------------------------
     benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

           "United States" and "U.S." each means the United States of America.
            -------------       ----

           "Wholly-Owned Subsidiary" means any corporation in which (other than
            -----------------------
     directors' qualifying shares required by

     law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

     1.02  Other Interpretive Provisions.  (a)  The meanings of defined terms
           -----------------------------
are equally applicable to the singular and plural forms of the defined terms.

           (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

           (c)  (i)   The term "documents" includes any and all instruments,
     documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (ii) The term "including" is not limiting and means "including without limitation."

                (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

           (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

           (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

           (f) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

           (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

     1.03  Accounting Principles . (a) Unless the context otherwise clearly
           ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

           (b) If any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 5.08 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of financial covenants, standards or terms found in Articles I, VI and VII hereof, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such changes as if such changes had not been made.

           (c) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.



                                  ARTICLE II



                                  THE CREDITS
                                  -----------



     2.01  Amounts and Terms of Commitments . Each Bank severally agrees, on and
           --------------------------------
subject to the terms and conditions set forth herein, to make Loans to the Company from time to time as requested by the Company in accordance with Sections 2.03 and 10.02 on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite its name on Schedule 2.01
                                                               -------------
(such amount, as the same may be reduced under Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's "Commitment"); provided,
                                                         ----------    --------
however, that, after giving effect to any Borrowing, the aggregate principal
-------
amount of all outstanding Loans to the Company shall not at any time exceed the combined Commitments. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this
Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

     2.02  Loan Accounts.  (a) The Loans made by each Bank shall be evidenced by
           -------------
one or more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans made to the Company.

           (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank to the Company may be evidenced by one or more Notes, instead of loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that
                                                         --------  -------
the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

     2.03  Procedure for Borrowing.  (a) Each Borrowing shall be made upon the
           -----------------------
Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

               (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof;

               (B) the requested Borrowing Date, which shall be a Business Day;

               (C) the Type of Loans comprising the Borrowing; and

               (D) the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

           (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

           (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing

Date requested by the Company in funds immediately available to the Agent by 11:00 a.m. (San Francisco time). The proceeds of all such Loans will then be made available to the Company on the Borrowing Date by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

           (e) After giving effect to any Borrowing, there may not be more than five different Interest Periods in effect.

     2.04  Conversion and Continuation Elections.  (a) The Company may in
           -------------------------------------
respect of its outstanding Loans, upon irrevocable written notice to the Agent in accordance with subsection 2.04(c):

               (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

           (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

               (A) the proposed Conversion/Continuation Date;

               (B) the aggregate amount of Loans to be converted or renewed;

               (C) the Type of Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.


           (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans the Company has failed to select in a timely manner a new Interest Period to be applicable to such Offshore Rate Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

           (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans held by each Bank with respect to which the notice was given.

           (e) Unless the Majority Banks otherwise agree, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

           (f) After giving effect to any conversion or continuation of Loans, there may not be more than five different Interest Periods in effect.

     2.05  Voluntary Termination or Reduction of Commitments. The Company may,
           -------------------------------------------------
upon not less than three Business Days' prior notice to the Agent, terminate or permanently reduce the Commitments, provided that any such permanent reduction shall be in an aggregate minimum amount of $10,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any
                              ------
prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees to, but not including, the effective date of any reduction or termination of Commitments shall be paid on the effective date of such reduction or termination.

     2.06  Optional Prepayments.  Subject to Section 3.04, the Company may, at
           --------------------
any time or from time to time, upon irrevocable notice to the Agent by no later than 9:00 a.m. (San Francisco time) (i) no less than three Business Days prior to the date specified for prepayment in the case of Offshore Rate Loans, and
(ii) on the date specified for prepayment in the case of Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $10,000,000 or any multiple of $1,000,000 in excess thereof. Any notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.04.

     2.07  Repayment.  The Company shall repay to the Agent for payment to the
           ---------
Banks on the Revolving Termination Date the aggregate principal amount of Loans outstanding on such date.

     2.08  Interest.  (a) Each Loan shall bear interest on the outstanding
           --------
principal amount thereof from the applicable Borrowing Date as follows:

               (i) if a Base Rate Loan, then at a rate per annum equal to the Base Rate; and


               (ii) if an Offshore Rate Loan, then at a rate per annum equal to the Offshore Rate plus the Applicable Margin.
                       ----

           (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

           (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus 1%.
                                                               ----

           (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

     2.09  Facility Fees.  The Company shall pay to the Agent for the account of
           -------------
each Bank a facility fee equal to 0.0500% per annum times the full amount of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, and payable on the later of the fifth Business Day following the end of each calendar quarter or the fifth Business Day after the Company has received from the Agent a notice setting forth the amount of such fee. Such facility fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the date specified above following the end of each calendar quarter through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination
                  -------------
of Commitments under Section 2.05, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The facility fee provided in this subsection shall accrue at all times after the Closing Date, including at any time during which one or more conditions in Article IV are not met.

     2.10  Computation of Fees and Interest.  (a) All computations of interest
           --------------------------------
for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

           (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

           (c) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments), or for any reason whatsoever the Reference Bank ceases to be a Bank hereunder, that Reference Bank shall thereupon cease to be a Reference Bank, and the Offshore Rate shall be determined on the basis of the rates as notified by the remaining Reference Banks.

           (d) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the

Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Banks.

     2.11  Payments by the Company.  (a) All payments to be made by the Company
           -----------------------
shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office. Such payments shall be made in immediately available funds and no later than 12:00 noon (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 noon (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

           (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

           (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Bank until the date repaid.

     2.12  Payments by the Banks to the Agent.  (a)  Unless the Agent receives
           ----------------------------------
notice from a Bank at least one Business Day prior to the date of any Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

           (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

     2.13  Sharing of Payments, Etc.  If, other than as expressly provided
           ------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them to the Company as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess
                   --------  -------
payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------




     3.01  Taxes. (a)  Any and all payments by the Company to each Bank or the
           -----
Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, the Company shall pay all Other Taxes.


           (b) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

           (c) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:


               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii)  the Company shall make such deductions and withholdings;



               (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and



               (iv) the Company shall also pay to such Bank or Agent at the time the sum payable is paid, all additional amounts which the Bank or Agent specifies as necessary to preserve the after-tax yield the Bank or Agent would have received if such Taxes or Other Taxes had not been imposed.

           (d) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

           (e) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to this Section 3.01, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to take such actions as are necessary to minimize the Company's obligations under this Article III, including without limitation, changing the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such actions in the sole judgment of such Bank are not otherwise disadvantageous to such Bank.

           (f) Notwithstanding anything to the contrary in this Section 3.01, the Company shall not be required to compensate an Assignee or Participant of a Loan for withholding taxes, if at the time of such assignment (i) the assigning Bank was not subject to withholding taxes in respect of any amount in respect of the Loans and (ii) the Assignee or Participant was subject to withholding taxes at the time of such assignment in respect of such amount.

           (g) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 3.01 shall survive the payment in full of principal and interest hereunder and under any instrument delivered hereunder.

     3.02  Illegality.  (a)  If any Bank determines that the introduction of any
           ----------
Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

           (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), either, (i) convert in full such Offshore Rate Loans into Loans of another Type or (ii) prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon (in the case of a prepayment) and amounts required under Section 3.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company prepays any Offshore Rate Loan as provided in the preceding sentence, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

     3.03  Increased Costs and Reduction of Return.  (a)  If any Bank determines
           ---------------------------------------
that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Offshore Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits or any change introduced prior to the Closing Date) or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) (other than any guideline or request introduced prior to the Closing Date), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or CD Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs; provided that no Bank shall be
                                               --------
entitled to obtain compensation with respect to any period prior to six (6) months prior to making such demand.

           (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, in any such case, after the Closing Date, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase; provided no Bank shall be entitled to receive additional
                   --------
amounts with respect to any period prior to six (6) months prior to making such demand.

           (c) If any Bank requests compensation from the Company under subsection 3.03(a) or 3.03(b), the Company shall have the right, with the assistance of the Agent, to seek one or more Eligible Assignees (which may be one or more of the Banks) reasonably satisfactory to the Agent and the Company to purchase the Loans and assume the Commitment of such Bank, and the Company, the Agent, such Bank, and such Eligible Assignee(s) shall execute and deliver an appropriately completed Assignment and Acceptance pursuant to Section 10.08 hereof to effect the assignment of rights to and the assumption of obligations by such Eligible Assignee(s); provided that such requesting Bank shall be entitled to
             --------
compensation under Section 3.03 for any costs incurred by it prior to its replacement.

     3.04  Funding Losses.  The Company shall reimburse each Bank and hold each
           --------------
Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

           (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

           (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

           (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06;

           (d) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

           (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by such Bank to maintain its Offshore Rate Loans or from fees payable by such Bank to terminate the deposits from which such funds were obtained or from charges relating to any Loans. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.03(a), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

     3.05  Inability to Determine Rates.  If the Agent determines that for any
           ----------------------------
reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to subsection 2.08(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation previously submitted by the Company. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

     3.06  Certificates of Banks.  Any Bank claiming reimbursement or
           ---------------------
compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     3.07  Survival.  The agreements and obligations of the Company in this
           --------
Article III shall survive the payment of all other Obligations.



                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

     4.01  Conditions of Initial Loans. The obligation of each Bank to make its
           ---------------------------
initial Loan hereunder is subject to the condition that the Agent have received on or before the date the initial Loan is made but not later than fifteen (15) Business Days after the date hereof all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:


           (a) Credit Agreement. This Agreement executed by each party hereto and, if requested by any Bank, the Note(s) requested by such Bank executed by the Company.

           (b)  Resolutions; Incumbency.
                -----------------------

                (i) Copies of the resolutions of the board of directors of the Company authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company; and



                (ii) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

          (c) Organization Documents; Good Standing. Each of the following
              -------------------------------------
documents:

              (i) the articles or certificate of incorporation and the bylaws of the Company as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

             (ii) a good standing and tax good standing certificate for the Company from the applicable Secretary of State (or similar, applicable Governmental Authority) of the States of Delaware and California dated as of a recent date;


           (d)  Legal Opinion.  An opinion of Ivan D. Meyerson, Vice President
                -------------
and General Counsel of the Company, addressed to the Agent and the Banks, substantially in the form of Exhibit D;

          (e)  Payment of Fees.  Evidence of payment by the Company of all
               ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, including any such costs, fees and expenses arising under or referenced in Sections 2.09 and 10.04;

          (f)  Company Certificates.  A certificate signed by a Responsible
               --------------------
Officer of Company, dated as of the Closing Date, stating that:


               (i) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of such date, as though made on and as of such date;

              (ii) no Default or Event of Default exists or would result from the initial Borrowing;

             (iii) there has occurred since September 30, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

              (iv)   designating the Closing Date; and


           (g)  Other Documents.  Such other approvals, opinions, documents or
                ---------------
materials as the Agent or any Bank may reasonably request.

     4.02  Conditions to All Borrowings.  The obligation of each Bank to make
           ----------------------------
any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under Section 2.04 is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Conversion/Continuation
Date:

          (a) Notice of Borrowing or Conversion/Continuation.  The Agent shall
              ----------------------------------------------
have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable;

          (b) Continuation of Representations and Warranties.  The
              ----------------------------------------------
representations and warranties in Article V and the other Loan Documents shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

          (c) No Existing Default.  No Default or Event of Default shall exist
              -------------------
or shall result from such Borrowing or continuation or conversion.

Each Notice of Borrowing and Notice of Conversion/Continuation submitted by the Company hereunder shall constitute a representation and warranty by the Company, as of the date of each such notice and as of each Borrowing Date or Conversion/Continuation Date, as applicable, that the conditions in Section 4.02 are satisfied.

                                ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Company represents and warrants to the Agent and each Bank that:

     5.01  Corporate Existence and Power.  The Company and each of its
           -----------------------------
Subsidiaries:

           (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

           (b) has the power and authority and all required governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

           (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

           (d) is in compliance with all Requirements of Law;

except, with respect to Subsidiaries of the Company other than Material Subsidiaries, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and, with respect to the Company and its Material Subsidiaries in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02  Corporate Authorization; No Contravention.  The execution, delivery
           -----------------------------------------
and performance by the Company of this Agreement and each other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:

           (a) contravene the terms of any of the Company's Organization Documents;

           (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or its property is subject; or

           (c)  violate any Requirement of Law.

     5.03  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of the Agreement or any other Loan Document.

     5.04  Binding Effect.  This Agreement and each other Loan Document to which
           --------------
the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.05  Litigation.  There are no actions, suits, proceedings, claims or
           ----------
disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

           (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

           (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect as of the Closing Date. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.06  No Default.  No Default or Event of Default exists or would result
           ----------
from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect as of the Closing Date, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 8.01(e).

     5.07  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in Section 6.09. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     5.08  Financial Condition.  (a) The (i) audited consolidated financial
           -------------------
statements of the Company and its Subsidiaries dated March 31, 1997, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date and (ii) unaudited consolidated financial statements of the Company and its Subsidiaries dated September 30, 1997, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the three months ended on that date:


               (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject in the case of the unaudited statements to ordinary, good faith year end audit adjustments;

               (B) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (C) show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof required to be shown in accordance with GAAP.

           (b) As of the Closing Date, since September 30, 1997, there has been no Material Adverse Effect.

     5.09  Regulated Entities.  None of the Company, any Person controlling the
           ------------------
Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal, state or other statute or regulation limiting its ability to incur Indebtedness.

     5.10  No Burdensome Restrictions.  Neither the Company nor any Subsidiary
           --------------------------
is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     5.11  Subsidiaries and Certain Liens As of the Closing Date. As of the
           -----------------------------------------------------
Closing Date, the Company has no corporate Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.11 hereto. As of the Closing
                                      -------------
Date, part (b) of Schedule 5.11 describes all outstanding Indebtedness of the
                  -------------
Company and its Subsidiaries for borrowed money in excess of $10,000,000 that is secured by a Lien existing on property of the Company or any of its Subsidiaries.

                                ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than Obligations under Section 10.05 that remain contingent after termination of the Commitments and payment of all other Obligations) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:


     6.01  Financial Statements.  The Company shall deliver to the Agent, in
           --------------------
form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year (commencing with the fiscal year ended March 31, 1998), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Deloitte & Touche or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall
                                     -------------------
state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

          (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended December 31, 1997), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the related consolidated statements of income or operations, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries (which certification may be part of the related Compliance Certificate delivered pursuant to Section 6.02(a)).

     6.02  Certificates; Other Information.  The Company shall furnish to the
           -------------------------------
Agent, with sufficient copies for each Bank:

           (a) concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and (b), a Compliance Certificate executed by a Responsible Officer of the Company;

           (b) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

           (c) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, as the Agent, at the request of any Bank, may from time to time reasonably request.

     6.03  Notices.  The Company shall notify the Agent and each Bank:
           -------

           (a) promptly, upon such occurrence, of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

           (b) promptly, upon such occurrence, of any matter that has resulted or may result in a Material Adverse Effect;

           (c) promptly upon any Responsible Officer of Company obtaining knowledge thereof of (i) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation of arbitration against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries (collectively "Proceedings") not previously disclosed in writing by the Company to the Banks or (ii) any material development in any Proceeding that, in the case of clause (i) or (ii) above, (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, together with such other information as may be reasonably available to Company that the Agent requests to enable the Agent and the Banks to evaluate such matters.

           (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries, including but not limited to any change that has any effect on the calculation of any financial covenant in this Agreement.

     6.04  Preservation of Corporate Existence, Etc.  The Company shall, and
           ----------------------------------------
shall cause its Material Subsidiaries to:

           (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of their respective states or jurisdictions of incorporation except, in the case of any Material Subsidiary (other than Medis), in connection with transactions permitted by Section 7.02; and

           (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 7.02 or except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.05  Insurance.  The Company shall maintain, and shall cause its Material
           ---------
Subsidiaries to maintain, with financially sound and reputable insurers, insurance (including self-insurance) with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as the Company reasonably deems prudent from time to time.

     6.06  Payment of Taxes.  The Company shall, and shall cause each of its
           ----------------
Material Subsidiaries to, pay and discharge as the same shall become due and payable, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets (other than obligations that a Responsible Officer is not aware of or are of a nominal amount), unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

     6.07  Compliance with Law.  The Company shall comply, and shall cause each
           -------------------
of its Subsidiaries to comply, in all material respects with all material Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     6.08  Inspection of Property and Books and Records.  The Company shall
           --------------------------------------------
maintain and shall cause each of its Material Subsidiaries to maintain in all material respects proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event of Default exists the Agent or any
         --------  -------
Bank may do any of the foregoing at the reasonable expense of the Company at any time during normal business hours and without advance notice.

     6.09  Use of Proceeds.  The Company shall use the proceeds of the Loans for
           ---------------
general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

                                  ARTICLE VII

                                NEGATIVE COVENANTS
                                ------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation (other than Obligations under Section 10.05 that remain contingent after termination of the Commitments and payment of all other Obligations) shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     7.01  Limitation on Liens.  The Company shall not, and shall not suffer or
           -------------------
permit any of its Subsidiaries to directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted
                                                                    ---------
Liens"):
-----
           (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date securing Indebtedness outstanding on such date;

           (b) any Lien created under any Loan Document;

           (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07;

           (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty;

           (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

           (f) Liens on the property of the Company or its Subsidiary securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

           (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

           (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        --------
dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

           (i) Liens on inventory, proceeds thereof and replacement inventory securing debt to GE Capital Corporation, incurred in connection with the acquisition by the Company of certain assets of FoxMeyer Corporation and its Affiliates, in an aggregate principal amount outstanding at any time not to exceed $400,000,000; provided that such Liens shall have been released on or before the date which is 45 days after the incurrence of such debt and shall no longer constitute Permitted Liens after such date; and

           (j) Any other Liens (other than any Lien imposed by ERISA or any Lien for taxes, fees, assessments or other governmental charges that is not expressly permitted under Section 7.01(c)); provided that the aggregate amount of all
                                  --------
Permitted Liens does not exceed at any time 25% of Net Worth.

     7.02  Consolidations and Mergers.  The Company shall not, and shall not
           --------------------------
suffer or permit any of its Material Subsidiaries to, directly or indirectly, liquidate, dissolve, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

           (a) any Subsidiary may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

           (b) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or another Wholly-Owned Subsidiary; and

           (c) the Company may merge with another Person provided that the Company shall be the continuing or surviving corporation and no Default or Event of Default is in effect immediately prior to or on the date of or would result from such merger.

     7.03  Use of Proceeds.  (a) The Company shall not, and shall not suffer or
           ---------------
permit any of its Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

           (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means securities which may
                            ---------------------
not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. (S) 24, Seventh), as amended.

     7.04  Maximum Debt to Capitalization Ratio.  The Company shall not permit
           ------------------------------------
the ratio of Total Debt to Total Capitalization as at the last day of any calendar month to exceed 0.565 to 1.00.

                                ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

     8.01  Event of Default.  Any of the following shall constitute an "Event of
           ----------------                                             --------
Default":
-------
           (a)  Non-Payment.  The Company fails to pay, (i) when and as required
                -----------
to be paid herein, any amount of principal of any Loan, or (ii) within 5 days after the same becomes due, any interest, fee or any other amount payable by the Company hereunder or under any other Loan Document; or

           (b)  Representation or Warranty.  Any representation or warranty by
                --------------------------
the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

           (c)  Specific Defaults.  The Company fails to perform or observe any
                -----------------
term, covenant or agreement contained in Section 6.04(a) or in Article VII; or

           (d)  Other Defaults.  The Company fails to perform or observe any
                --------------
other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) in the case of any provision in Article V or VI, the date upon which a Responsible Officer knew of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

           (e)  Cross-Default.  The Company or any Subsidiary (i) fails to make
                -------------
any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount

(including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, if the effect of such failure, event or condition is to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

           (f) Insolvency; Voluntary Proceedings.  The Company or any Material
               ---------------------------------
Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

           (g)  Involuntary Proceedings.  (i) Any involuntary Insolvency
                -----------------------
Proceeding is commenced or filed against Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

           (h)  ERISA.  There shall occur one or more ERISA Events which
                -----
individually or in the aggregate results in or might reasonably be expected to result in liability of the Company or any of its Subsidiaries in excess of $25,000,000 during the term of this Agreement; or there shall exist an amount of unfunded benefit liabilities (as defined in Section

4001(a)(18) of ERISA), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds 5% of Net Worth.

     8.02  Remedies.  If any Event of Default occurs, the Agent shall, at the
           --------
request of, or may, with the consent of, the Majority Banks,

           (a) declare the commitment of each Bank to make Loans to be terminated, whereupon such commitments shall be terminated;

           (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

           (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
--------  -------
(f) or (g) of Section 8.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

     8.03  Rights Not Exclusive.  The rights provided for in this Agreement and
           --------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                  ARTICLE IX

                                   THE AGENT
                                   ---------

     9.01  Appointment and Authorization.  Each Bank hereby irrevocably (subject
           -----------------------------
to Section 9.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan

Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

     9.02  Delegation of Duties.  The Agent may execute any of its duties under
           --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.03  Liability of Agent.  None of the Agent-Related Persons shall (a) be
           ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.04  Reliance by the Agent.  (a) The Agent shall be entitled to rely, and
           ---------------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected with reasonable care by it. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

           (b) For purposes of determining compliance with the conditions specified in Section 4.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     9.05  Notice of Default.  The Agent shall not be deemed to have knowledge
           -----------------
or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to it for the account of the Banks, unless it shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such
      --------  -------
request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.06  Credit Decision.  Each Bank acknowledges that none of the Agent-
           ---------------
Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.07  Indemnification of Agent.  Whether or not the transactions
           ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities and any other liability, obligation, loss, damage, penalty, action, judgment, suit, cost, charge, expense or disbursement (including Attorney's Costs) that would be an Indemnified Liability but for the fact that it relates or arises out of a claim or threatened claim by the Company or other Person party to this Agreement; Agreement; provided, however, that no Bank shall be liable for the payment to
           --------  -------
the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by it in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that it is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     9.08  Agent in Individual Capacity.  BofA and any of its Affiliates may
           ----------------------------
make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or any of its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall not be under any obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent. The terms "Bank" and "Banks" include BofA in its individual capacity.

     9.09  Successor Agent.  The Agent may, and at the request of the Majority
           ---------------
Banks shall, resign as the Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, then the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring agent's appointment, powers and duties as Agent shall be terminated. After any retiring agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring agent's notice of resignation, the retiring agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

     9.10  Withholding Tax.  (a) If any Bank is a "foreign corporation,
           ---------------
partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

               (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.


Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

           (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

           (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

           (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

           (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------




     10.01  Amendments and Waivers. No amendment or waiver of any provision of
            ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks, the Company and acknowledged by the Agent, do any of the following:


          (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.02);

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

          (e) amend this Section, or Section 2.13, or any provision herein providing for consent or other action by all Banks;

and, provided, further, that no amendment, waiver or consent shall, unless in
     --------  -------
writing and signed by the Agent, in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

     10.02  Notices. (a)  All notices, requests and other communications
            -------
required or permitted hereunder shall be in writing, except as otherwise expressly set forth herein (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on

Schedule 10.02, and (ii) shall be followed promptly by delivery of a hard copy
--------------
original thereof), and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.02; or, as directed to the Company
                                --------------
or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX shall not be effective until actually received by the Agent.

          (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     10.03  No Waiver; Cumulative Remedies.  No failure to exercise and no
            ------------------------------
delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.


     10.04  Costs and Expenses.  The Company shall:
            ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse all Agent-Related Persons (including BofA in its capacity as Agent) within five Business Days after demand (subject to subsection 4.01(e)) for all reasonable costs and expenses incurred by such Agent-Related Persons (including BofA in its capacity as Agent) reasonably required in connection with the development, preparation, negotiation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby including reasonable Attorney Costs incurred by such Agent-Related Persons (including BofA in its capacity as Agent) with respect thereto; provided that any costs and expenses incurred under this subsection 10.04(a) prior to the Closing Date shall be limited to the reasonable Attorneys Costs incurred by the Agent and any out-of-pocket costs and expenses of the Agent and the Arranger; and

          (b) pay or reimburse all Agent-Related Persons and each Bank within five Business Days after demand (subject to subsection 4.01(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     10.05  Company Indemnification.  Whether or not the transactions
            -----------------------
contemplated hereby are consummated, the Company shall indemnify and hold the Agent-Related Persons, and each Bank and each of its respective Affiliates, officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person as a result of any claim or threatened claim by a Person not party to this Agreement or by the Company (except for claims by the Company or against any Agent or a Bank that are successful on the merits as determined by a court of competent jurisdiction), in any case in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified
                                                                 -----------
Liabilities"); provided that the Company shall have no obligation hereunder to
-----------    --------
any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations; provided further that this Section 10.05 shall not be construed to expand the obligations of the Company to make payments to the Banks in the circumstances required under subsections 3.01, 3.02, 3.03, 3.04 or 3.05, it being understood and agreed that such subsections shall govern the rights and obligations of the Company and the Banks as to matters set forth therein, or to require the Company to compensate a Bank for any Indemnified Liability relating to its cost of funds for any Borrowing.

     10.06  Payments Set Aside.  To the extent that the Company makes a payment
            ------------------
to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     10.07  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.08  Assignments, Participations, etc. (a)  Any Bank may, with the
            ---------------------------------
written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consents of the Company and the Agent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitment and
 --------
the other rights and obligations of such Bank hereunder, in a minimum amount of $10,000,000 or any multiple of $5,000,000 in excess thereof, or, if less, the amount of the Commitment of such Bank; provided, however, that the Company and
                                       --------  -------
the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance substantially in the form of Exhibit E ("Assignment and Acceptance") with such changes thereto as the Agent
            -------------------------
and the Company may approve together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent and received the Company's consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) If the assignor Bank had received any Notes, within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that the Company and the Agent have consented to such assignment in accordance with subsection 10.08(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and, if the assignor Bank has retained a portion of its Loans, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's becoming a party to this Agreement in accordance with Section 10.08(b)(i), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce the Commitment of the assigning Bank pro
                                                                             ---
tanto.
-----

          (d) Any Bank may, with the written consent of the Company at all times other than during the existence of an Event of Default and the Agent, which consents of the Company and the Agent shall not be unreasonably withheld, at any time sell to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any participation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (a "Participant") participating interests in any Loans, the Commitment of that Bank
------------
and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating
                                --------  -------
Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso
                                                                 ----- -------
to Section 10.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     10.09  Confidentiality.  The Agent and each Bank agrees to take and to
            ---------------
cause its Affiliates (including the Agent-Related Persons) to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by any of the Agent or such Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Agent or such Bank; provided, however,
                                                            --------  -------
that the Agent and any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or any Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (E) to such Bank's independent auditors and other professional advisors and to the Agent or any other Bank; (F) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (G) as to the Agent or any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (H) to its Affiliates; provided,
                                                                   --------
further, that to the extent permitted by applicable law or regulation, the Agent
-------
and each Bank agree to notify the Company prior to (if reasonably practicable) or concurrently with its disclosure of such information to any third party pursuant to clauses (B), (C), or (F).

     10.10  Set-off.  In addition to any rights and remedies of the Banks
            -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank and its respective Affiliates are authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank or any such Affiliate to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided,
                                                                --------
however, that the failure to give such notice shall not affect the validity of
-------
such set-off and application.

     10.11  Notification of Addresses, Lending Offices, Etc. Each Bank shall
            ------------------------------------------------
notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.12  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.13  Severability.  The illegality or unenforceability of any  provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.14  No Third Parties Benefited.  This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     10.15  Governing Law and Jurisdiction; Language.  (a)  THIS AGREEMENT AND
            ----------------------------------------
THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.16  Waiver of Jury Trial.  THE COMPANY, THE BANKS AND THE AGENT EACH
            --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY

SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.17  Entire Agreement.  This Agreement, together with the other Loan
            ----------------
Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Los Angeles, California by their proper and duly authorized officers as of the day and year first above written.



                           McKESSON CORPORATION


                           By:
                              -----------------------------
                           Title:  Vice President & Chief
                                 Financial Officer

                           By:
                              -----------------------------
                           Title:  Treasurer


                           BANK OF AMERICA NT&SA, as Agent


                           By:
                              -----------------------------

                           Title:
                                 --------------------------


                           BANK OF AMERICA NT&SA, as a Bank



                           By:
                              -----------------------------

                           Title:
                                 --------------------------



                           MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK


                           By:
                              -----------------------------

                           Title:
                                 --------------------------

                           THE CHASE MANHATTAN BANK


                           By:
                              ------------------------------

                           Title:
                                 ---------------------------

                           NATIONSBANK OF TEXAS, N.A.


                           By:
                              -------------------------------

                           Title:
                                 ----------------------------